SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ] Filed by a Party other than the Registrant [x] Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Webster City Federal Bancorp
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1),or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:

              .................................................................

         2)   Aggregate number of securities to which transaction applies:

              .................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

              .................................................................

         4)   Proposed maximum aggregate value of transaction:

              .................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed: March __, 2002

March 15, 2002


Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Webster City Federal Bancorp ("Webster City Federal" or the "Company"). The Annual Meeting will be held at the offices of Webster City Federal, 820 Des Moines Street, Webster City, Iowa, at 1:00 p.m., Iowa time, on April 17, 2002.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of four directors to the Board of Directors of the Company and the ratification of the appointment of KPMG LLP as auditors for the Company's 2002 fiscal year.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,




Phyllis A. Murphy
President and Chief Executive Officer

                          WEBSTER CITY FEDERAL BANCORP
                              820 Des Moines Street
                            Webster City, Iowa 50595
                                 (515) 832-3071

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 17, 2002

     Notice is hereby given that the Annual Meeting of Webster City Federal Bancorp (the "Company" or "Webster City Federal") will be held at the offices of Webster City Federal, 820 Des Moines Street, Webster City, Iowa, on April 17, 2002 at 1:00 p.m., Iowa time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.    The election of four directors of the Company;

         2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending December 31, 2002; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 28, 2002, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's main office, 820 Des Moines Street, Webster City, Iowa, for the twenty days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                       By Order of the Board of Directors


                                        /s/ Kathie R. Highland
                                       -----------------------
                                       Kathie R. Highland
                                       Secretary
Webster City, Iowa
March 15, 2002

________________________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
________________________________________________________________________________

                                 PROXY STATEMENT


                          WEBSTER CITY FEDERAL BANCORP
                              820 Des Moines Street
                            Webster City, Iowa 50595
                                 (515) 832-3071


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2002


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Webster City Federal Bancorp ("Webster City Federal" or the "Company") to be used at the Annual Meeting of Stockholders of Webster City Federal (the "Annual Meeting"), which will be held at the offices of Webster City Federal, 820 Des Moines Street, Webster City, Iowa, on April 17, 2002, at 1:00 p.m., Iowa Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 15, 2002.

     At the Annual Meeting, stockholders will vote on the election of four directors of the Company and on the ratification of the appointment of the Company's auditors for 2002.

                              REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of the Company's common stock, par value $.10 per share (the "Company Common Stock") as of the close of business on February 28, 2002 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 1,871,151 shares of Company Common Stock issued and outstanding, 1,150,000 of which were held by WCF Financial, M.H.C. (the "Mutual Holding Company"), and 721,151 of which were held by stockholders other than the Mutual Holding Company. The presence in person or by proxy of a majority of the outstanding shares of Company Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and abstentions will be counted as shares present and entitled to vote for the purposes of establishing a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card provided by the Board of Directors enables a stockholder to vote "FOR" the election of the four nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. The ratification of this matter must be approved by the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. Broker non-votes and proxies marked "ABSTAIN" will not be counted as votes in favor of the proposal to ratfiy the appointment of KPMG LLP as the Company's auditors.

     Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

     Management of the Company anticipates that shares of Company Common Stock owned by the Mutual Holding Company will be voted in favor of the nominees for director and in favor of Proposal II. The affirmative vote of such shares would ensure the election of such nominees and the approval of such Proposal II.

     Persons and groups who beneficially own in excess of five percent of the Company Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Company Common Stock beneficially owned by directors and nominees individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the outstanding shares of Company Common Stock on the Record Date.

                                   Amount of Shares
                                   Owned and Nature         Percent of Shares
    Name and Address of            of Beneficial         of Bank Common Stock
     Beneficial Owners             Ownership (1)(4)            Outstanding
    -------------------           -------------------   -----------------------

Directors and Officers (2)

Donald I. Newman                          24,080              1.29%

Dr. Carroll E. Haynes                     12,250               .65

Dennis J. Tasler                          43,036              2.30

Phyllis A. Murphy                         22,240              1.19

Dr. Leo Moriarty                             400               .02

Stephen L. Mourlam                        15,065               .81

Kyle R. Swon                              11,958               .64

All Directors and Executive Officers     129,029              6.90
  as a Group (7 persons) (3)

Principal Stockholder:

                                       1,150,000             61.46


WCF Financial, M.H.C
820 Des Moines Street
Webster City, Iowa 50595
_________________________
                                                   (footnotes on following page)

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Company Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2) The mailing address for each person listed is 820 Des Moines Street, Webster City, Iowa 50595.


(3) The Company's executive officers and directors are also executive officers and directors of WCF Financial, M.H.C.

(4) Includes shares of Company Common Stock allocated to the accounts of employees pursuant to the Employee Stock Ownership Plan ("ESOP") of Webster City Federal Savings Bank. Under the terms of the ESOP, shares of Company Common Stock so allocated are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duty otherwise requires.

                        PROPOSAL I--ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of seven members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as directors Dr. Leo Moriarty and Donald I. Newman, each for a three-year period and until his successor shall have been elected and shall qualify, and Stephen
L. Mourlam and Kyle R. Swon, each for a one-year period and until his successor shall have been elected and shall qualify. Dr. Moriarty and Messrs. Newman, Mourlam and Swon are currently members of the Board of Directors. Messrs. Mourlam and Swon were appointed to the Board in July of 2001.

The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.


                                                                                       Shares of Company
                                                                                         Common Stock
                                      Positions                                          Beneficially
                                     Held in the           Director     Current Term        Owned on        Percent
     Name (1)            Age            Company            Since (2)      to Expire      Record Date (3)   of Class
     --------            ---            -------            ---------      ---------      ---------------   --------

                                                     NOMINEES

Dr. Leo Moriarty          42     Director                     2000           2002                400             *
Donald I. Newman          65     Director                     1988           2002             24,080             1.29
Stephen L. Mourlam        49     Executive Vice President     2001           2002             15,065             *
                                    and Director
Kyle R. Swon              40     Senior Vice President        2001           2002             11,958             *
                                    and Director

                                                DIRECTORS CONTINUING IN OFFICE

Dr. Carroll E. Haynes     69     Director and                 1967           2004             12,250             *
                                Chairman of the Board
Phyllis A. Murphy         51     President and Chief          1995           2004             22,240             1.19
                                  Executive Officer
Dennis J. Tasler          62     Director                     1985           2003             43,036             2.30

* Less than 1%.

(1) The mailing address for each person listed is 820 Des Moines Street, Webster City, Iowa 50595. Each of the persons listed as a director of the Company is also a director of Webster City Federal Savings Bank, the Company's savings association subsidiary, as well as the Bank's service subsidiary and WCF Financial, M.H.C., which owns the majority of the issued and outstanding shares of Company Common Stock.

                                        (footnotes  continued on following page)

(2) With the exception of Dr. Moriarty and Messrs. Mourlam and Swon, reflects initial appointment to the Board of Directors of Webster City Federal Savings Bank.

(3) See definition of "beneficial ownership" in the table under "Voting Securities and Principal Holders Thereof."

     The principal occupation during the past five years of each director of the Company is set forth below. References to the Company include, where applicable, Webster City Federal Savings Bank, which reorganized to form the Company as its holding company in July 1999. All directors have held their present positions for five years unless otherwise stated.

     Dr. Carroll E. Haynes, a Director of the Company, retired in October of 1999. He was a self-employed dentist for 40 years.

     Phyllis A. Murphy was appointed President and Chief Executive Officer of the Company on January 1, 1999. Ms. Murphy previously served as Executive Vice President and the Chief Operating Officer and Personnel Officer of the Company. She was also the Secretary of the Company and Compliance Officer. She has been with the Company since 1971.

     Donald I. Newman, a Director of the Company, retired as President and Chief Executive Officer of the Company, effective December 31, 1998. Mr. Newman had been an executive officer of the Company for 10 years.

     Dennis J. Tasler, a Director of the Company, is Chief Executive Officer and majority stockholder of Tasler, Inc., Webster City, Iowa.

     Dr. Leo Moriarty, a Director of the Company, was appointed to the Board in October of 2000. He is a self-employed dentist in Webster City, Iowa.

     Stephen L. Mourlam was appointed Executive Vice President on January 1, 1999. Mr. Mourlam is the Chief Financial Officer. He previously served as Senior Vice President and Chief Financial Officer. He has been with the Company since 1979.

     Kyle R. Swon was appointed Senior Vice President on January 1, 1999. Mr. Swon is the Chief Lending Officer. He has been with the Company since 1987.

                   Ownership Reports by Officers and Directors

     The common stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company Common Stock to file a Form 3, 4 or 5 on a timely basis. During the year ended December 31, 2001, no officer or director failed to timely file any Forms 3, 4, or 5.

                Meetings and Committees of the Board of Directors

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2001, the Board of Directors held twelve regular and two special meetings. During the year ended December 31, 2001, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served.

     The Company does not have a standing compensation or nominating committee; the full Board of Directors acts as such committees.

     The ESOP Committee consists of Directors Haynes, Tasler and Newman and administers the Company's Employee Stock Ownership Plan. The committee did not meet in 2001.

     The Stock Benefits Committee administers the Company's Stock Option Plan and is composed of Directors Newman, Tasler and Haynes. This Committee did not meet in 2001.

         The Audit Committee consists of Directors Newman (Chairman), Dr. Moriarty and Mr. Tasler. The committee reviews the Forms 10-QSB and 10-KSB and at least annually meets with the independent auditors of the Company. The Committee also reviews and approves the annual engagement of the Company's independent auditors, the Company's audit policy and the internal audit function, and reviews with management the Company's internal controls. The committee met two times in 2001. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Company's Board of Directors adopted an Audit Committee Charter in May 2000, which was amended September 19, 2001. The amended charter is appended as Exhibit A.

                             Audit Committee Report

         In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing activities, the Audit Committee has:

     o    Reviewed  and  discussed  with   management   the  Company's   audited
          consolidated financial statements for the year ended December 31, 2001;

     o Discussed with the independent auditors of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

              This report has been provided by the Audit Committee:

                    Donald I. Newman (Chairman)
                    Dr. Leo Moriarty
                    Dennis J. Tasler

                             Directors' Compensation

     Members of the Board of Directors each received fees of $500 per month and $300 for each meeting attended during the year ended December 31, 2001.

     Directors' Deferred Fee Plan. All directors of the Company are eligible to participate in the Deferred Fee Plan by deferring all or any portion of their director's fees until termination of service as a director of the Company. Upon a director's termination of service, the director's account balance will be paid, at the option of the Company, in either a lump sum or annual installments over a period of up to 10 years. If a director dies before receiving his or her entire account balance, the remaining balance will be paid to his or her designated beneficiary or to his or her estate. Amounts deferred under the Deferred Fee Plan continue to be a part of the Company's general fund. Interest on amounts deferred are calculated at the prime rate (as published in the Wall Street Journal on January 1 of each year) plus 100 basis points. The interest rate paid for the year ended December 31, 2001 was 10.5 percent. The Company's interest expense for the Deferred Fee Plan was $68,900 for the year ended December 31, 2001. Fees deferred under the Plan for the year ended December 31, 2001 were $25,500.

                             Executive Compensation

         The following table sets forth for the years ended December 31, 2001, 2000, and 1999, certain information as to the total remuneration paid by the Company to the named executive officer of the Company (the "Named Executive Officer").

|===========================================================================================================================|
|                                                                                                                           |
|                                            SUMMARY COMPENSATION TABLE                                                     |
|===========================================================================================================================|
|                                                                        |                                 |                |
|                                                                        |      Long-Term                  |                |
|                        Annual Compensation                             | Compensation Awards             |                |
|----------------------------------------------------------------------------------------------------------|                |
|                       |          |             |         |             |             |         |         |                |
|                       |   Years  |             |         |             |             |         |         |                |
|                       |   Ended  |             |         |     Other   |  Restricted |         |         |                |
|                       | December |             |         |    Annual   |  Stock      |Options/ |         |     All Other  |
|        Name and       |    31,   |    Salary   |  Bonus  | Compensation|   Award(s)  |  SARs   |         |   Compensation |
| Principal Position (1)|          |   ($)(2)    |  ($)    |   ($)(3)    |    ($)      |  (#)    | Payouts |     ($)(4)     |
|-----------------------|----------|-------------|---------|-------------|-------------|---------|---------|----------------|
|                       |          |             |         |             |             |         |         |                |
| Phyllis A. Murphy     |    2001  |  $100,000   |  $500   |    $9,600   |     -0-     |   -0-   |    -0-  |       $414     |
| President and Chief   |    2000  |    90,000   |    500  |      9,600  |     -0-     |   -0-   |    -0-  |        359     |
| Executive Officer     |    1999  |    80,000   |    500  |      9,600  |     -0-     |   -0-   |    -0-  |        198     |
|                       |          |             |         |             |             |         |         |                |
|===========================================================================================================================|

(1) Ms. Murphy was appointed President and Chief Executive Officer in January 1999. Previously, she served as Executive Vice President, Chief Operating Officer and Personnel Officer. No other executive officer received salary and bonuses that in the aggregate exceeded $100,000 in the years ended December 31, 2001, 2000 and 1999.

(2) Amount shown is gross earnings before pre-tax medical insurance paid by officer which is not taxable.

(3) Includes Directors' fees paid for attendance at Board Meetings of the Company.

(4) Includes payments for premiums made pursuant to a life insurance policy maintained on the named executive officer under the

                  Company's life insurance plan for employees.

                                    Benefits

     Severance Agreements. The Company has entered into severance agreements (the "Severance Agreements") with Phyllis A. Murphy, the President and Chief Executive Officer of the Company, Stephen L. Mourlam, Executive Vice President of the Company and Kyle R. Swon, Senior Vice President of the Company. The Severance Agreements provide for certain benefits in the event of a change of control of the Company or the Mutual Holding Company. The Severance Agreements are available to certain full-time officers of the Company who have been specifically approved by resolution of the Board of Directors to be eligible to enter into the Severance Agreements.

     Following a change of control of the Mutual Holding Company or the Company, as defined in the Severance Agreement, the executive officer shall be entitled to a payment under the Severance Agreement if the executive officer terminates employment following any demotion, loss of title, office or significant authority, reduction in his or her annual compensation or benefits, or relocation of his or her principal place of employment by more than 30 miles.

     In the event that Phyllis Murphy is entitled to receive payments pursuant to her Severance Agreement, she shall receive a cash payment of up to a maximum of three times her annual compensation prior to termination of employment, plus life and medical coverage for a period of up to 36 months from the date of termination.

     In the event that Mr. Mourlam or Mr. Swon is entitled to receive payments pursuant to the executive officer's Severance Agreement, the executive officer shall receive a cash payment up to a maximum of two times the annual compensation prior to termination of employment, plus life and medical coverage for a period of up to 24 months from the date of termination.

     Defined Benefit Plan. The Company participates in a noncontributory multiple-employer defined benefit plan ("Retirement Plan"). All employees age 21 or older are eligible to accrue benefits under the Retirement Plan. As necessary, the Company contributes an amount to the Retirement Plan to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     The Retirement Plan provides a benefit to or on behalf of each covered employee upon normal retirement at or after age 65. An employee's retirement benefit under the Retirement Plan is determined by formula and is equal to two percent times the employee's years of service with the Company multiplied by the average of his highest consecutive five years' salary. For these purposes, "salary" is defined as a participant's basic annual salary rate as of each January 1, exclusive of special payments such as overtime, bonuses and fees. An employee who defers the receipt of a retirement benefit will have his benefit increased by .8% for each month of deferral beyond normal retirement age (with a maximum increase of 48%). A participant will receive a reduced benefit upon early retirement, disability or death. Retirement benefits are payable in various annuity forms as well as in the form of a single lump sum payment. The regular form of all retirement benefits (normal, early or disability) includes not only a retirement allowance, but also a lump sum retirement death benefit which is 12 times the annual retirement allowance less the sum of such allowance payments made before death. All retirement allowances continue for life even though under the regular form there would be no death benefit payable after 12 years. Upon termination of employment other than as specified above, a participant who was employed by the Company for a minimum of five years is eligible to receive his or her vested accrued benefit commencing on such participant's normal retirement date. For the plan year ended June 30, 2001, the Company did not make a contribution to the Retirement Plan because the Plan was fully funded at such date.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 2001, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below.

||=================================================================================||
||                                                                                 ||
||                        YEARS OF BENEFIT SERVICE AT RETIREMENT                   ||
||-----------------|---------|---------|----------|-----------|----------|---------||
||                 |         |         |          |           |          |         ||
||  High 5-Year    |         |         |          |           |          |         ||
|| Average Salary  |    15   |   20    |   25     |    30     |    35    |     40  ||
||-----------------|---------|---------|----------|-----------|----------|---------||
||                 |         |         |          |           |          |         ||
||    $25,000      |  $7,500 | $10,000 | $12,500  | $15,000   | $17,500  |  $20,000||
||-----------------|---------|---------|----------|-----------|----------|---------||
||                 |         |         |          |           |          |         ||
||    $50,000      |  $15,000| $20,000 | $25,000  | $30,000   | $35,000  |  $40,000||
||-----------------|---------|---------|----------|-----------|----------|---------||
||                 |         |         |          |           |          |         ||
||    $75,000      |  $22,500| $30,000 | $37,500  | $45,000   | $52,500  |  $60,000||
||-----------------|---------|---------|----------|-----------|----------|---------||
||                 |         |         |          |           |          |         ||
||    $100,000     |  $30,000| $40,000 | $50,000  | $60,000   | $70,000  |  $80,000||
||-----------------|---------|---------|----------|-----------|----------|---------||
||                 |         |         |          |           |          |         ||
||    $150,000     |  $45,000| $60,000 | $75,000  | $90,000   | $105,000 |  $120,00||
||=================|=========|=========|==========|===========|==========|=========||

     The following table sets forth the years of credited service (i.e., benefit service) as of June 30, 2001, for the individual named in the cash compensation table.

                                                Years of
         Name                               Credited Service
         ----                               ----------------

         Phyllis A. Murphy.............             26

     Employee Stock Ownership Plan and Trust. Webster City Federal Savings Bank (the "Bank") established an Employee Stock Ownership Plan and Related Trust ("ESOP") for eligible employees in connection with the reorganization of the Bank to stock form and subsequent stock offering (the "Offering"). The ESOP is a tax-qualified plan subject to the requirements of ERISA of 1974 ("ERISA") and the Internal Revenue Code of 1986 (the "Code"). Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate.

     Stock Option Plan. The Bank adopted a Stock Option Plan (the "Stock Option Plan") in 1996 for the award of options in the Bank Common Stock to certain employees and nonemployee directors of the Bank and the Mutual Holding Company. The Stock Option Plan authorized the grant of stock options and limited rights to purchase an aggregate of 95,000 shares. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase Bank Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify, and (iii) limited rights that are exercisable only upon the change in control of the Bank or the Mutual Holding Company. Nonemployee directors are eligible only to receive nonstatutory options. Upon formation of the Company in July 1999, the Company Common Stock was substituted for Bank Common Stock on a one-for-one basis for future awards under the Stock Option Plan.

     The grant of awards under the Stock Option Plan is determined by the Stock Benefits Committee, a committee of the Board of Directors consisting of nonemployee directors of the Company.

     Stock options granted pursuant to the Stock Option Plan are exercisable in three equal annual installments of 331/3% commencing one year from the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Mutual Holding Company or the Company.

     Pursuant to the Stock Option Plan, each nonemployee director of the Company has received an option to purchase 4,750 shares of Company Common Stock. All options were granted at an exercise price of $12.75 per share, which was the trading price of the Bank Common Stock on the date the Stock Option Plan was approved by stockholders of the Bank. Options exercisable for 14,250 shares of Company Common Stock have been reserved for future issuance under the Plan. No options were granted to the Named Executive Officer under the Plan during the year ended December 31, 2001. The exercise price of any option granted under the Stock Option Plan may be paid in cash or Company Common Stock. No options were exercised by the Named Executive Officers during 2001.

     Set forth below is certain information concerning options outstanding to the Company's Chief Executive Officer at December 31, 2001.

||================================================================================================================||
||                                                                                                                ||
||                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND                                     ||
||                                   FISCAL YEAR-END OPTION VALUES                                                ||
||================================================================================================================||
||                  |                    |              |     Number of Unexercised   |   Value of Unexercised    ||
||                  |   Shares Acquired  |     Value    |           Options at        |  In-the-Money Options at  ||
||           Name   |    upon Exercise   |    Realized  |            Year-End         |       Year-End (1)        ||
||                  |                    |              |-----------------------------|---------------------------||
||                  |                    |              |                             |                           ||
||                  |                    |              |    Exercisable/Unexercisable| Exercisable/Unexercisable ||
||                  |                    |              |              (#)            |            ($)            ||
||------------------|--------------------|--------------|-----------------------------|---------------------------||
||                  |                    |              |                             |                           ||
||Phyllis A. Murphy |         --         |      --      |            7,0000/0         |         22,750/0          ||
||================================================================================================================||

__________________________________

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Company Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2001, at which date shares of Company Common Stock were quoted on the Nasdaq SmallCap Market at $16.00.

                    Transactions with Certain Related Persons

     Current federal law requires that all loans or extensions of credit by the Bank to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal law also limits the amount of credit the Bank may extend to its executive officers, its directors and its affiliates and the types of permitted collateral for such credit, and prescribes terms and conditions for such transactions deemed to be consistent with safe and sound banking practices. However, federal regulations permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. The Bank has established a conflict of interest policy requiring that all loans made to directors be made in the ordinary course of business on the same terms and conditions as the Bank would make to any other customer in the ordinary course of business, and that such loans not involve more than a normal risk of collectibility or present any unfavorable features. With respect to non-director executive officers, the Bank's policy is to permit reduced rates and/or the waiver or reduction of points on loans, provided the same terms are made available to other non-executive employees of the Bank.

     As of December 31, 2001 the Bank's directors or executive officers had loans outstanding from the Bank totaling $826,000 in the aggregate. All such loans were made by the Bank in compliance with federal law and the above-described policies.

              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has approved the engagement of KPMG LLP to be the Company's auditors for the year ending December 31, 2002, subject to the ratification of the engagement by the Company's stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of KPMG LLP for the Company's fiscal year ending December 31, 2002. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of KPMG LLP as the auditors for the year ending December 31, 2002, the proposal must receive the affirmative vote of a majority of shares represented at the Annual Meeting and entitled to vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS AUDITORS FOR THE 2002 FISCAL YEAR.

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during fiscal year 2001.

            Audit Fees                             $48,600
            Financial Information Systems
              Design and Implementation Fees       $  --
            All Other Fees                         $20,950

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining KPMG LLP's independence. The Audit Committee concluded that performing such services does not affect KPMG LLP's independence in performing its function as auditor of the Company.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 820 Des Moines Street, Webster City, Iowa 50595, no later than November 16, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Any such proposals will also be subject to the requirements of the proxy rules adopted under the Exchange Act.

                   OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

     The Bylaws of the Company provide an advance notice procedure for new business to be taken up at the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting, the stockholder must state the new business in writing and file the description of the new business with the Secretary of the Company at least five days prior to the date of the Annual Meeting. A stockholder may make any other proposal at the Annual Meeting itself, and the proposal may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the Annual Meeting, the proposal will be laid over for action at an adjourned, special or annual meeting of the stockholders taking place 30 days or more thereafter. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the 2003 Annual Meeting of Stockholders is expected to be held is April 16, 2003. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2003 Annual Meeting of Stockholders must be given to the Company no later than April 11, 2003.

                                 MISCELLANEOUS

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A COPY OF THE COMPANY'S REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PHYLLIS A. MURPHY, PRESIDENT AND CHIEF EXECUTIVE OFFICER, WEBSTER CITY FEDERAL, 820 DES MOINES STREET, WEBSTER CITY, IOWA 50595.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                                     /s/Kathie R. Highland
                                                     ---------------------
                                                     Kathie R. Highland
                                                     Secretary

Webster City, Iowa
March 15, 2002

                                                                       EXHIBIT A
                                                                       ---------
                          WEBSTER CITY FEDERAL BANCORP

                             AUDIT COMMITTEE CHARTER

                                (Revised 9/19/01)


                                  Organization

The Audit Committee shall be comprised of a minimum of three directors as determined by the Board. A majority of the directors of the Company shall be "independent directors" according to the SEC and NASDAQ guidelines.

All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors of the Company. If an Audit Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee Membership.

The Committee shall meet as circumstances dictate. The Audit Committee Chairman shall approve an agenda prior to each meeting. The Committee shall meet privately in executive session at least annually with management and the independent auditors of the Company.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibilities. The Committee will be responsible for monitoring the integrity of the Company's financial reporting process and systems of key internal controls regarding finance, accounting, legal and regulatory compliance. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose at the Company's expense.

Responsibilities and Duties

The Audit Committee policies and procedures shall be flexible in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.



In carrying out these responsibilities, the Audit Committee will:

o Review and reassess the adequacy of the Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published in accordance with SEC regulations.

o Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB, prior to the filing thereof, including their judgment about the quality, not just the acceptability of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The committee will discuss certain matters required to be communicated to audit committees in accordance with SAS 61, as amended.

o In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposure. Review significant findings prepared by the independent auditors together with management's response.

o Prepare a report annually to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement. The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:

     o    Reviewed  and  discussed  the  audited   financial   statements   with
          management.
     o Discussed with the independent auditors the matter required to be discussed by SAS 61; and
     o Received certain disclosures from the auditors regarding their independence as required by the Independent Standards Board.
     o Based on the foregoing, the report will include a statement whether the Audit Committee recommended to the full Board that the audited financial statements be included in the annual report filed with the SEC.

o Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

o Review the appointment and performance of personnel responsible for internal audit of the Company, if any. Internal audit personnel will report directly to the Audit Committee.


Independent Auditors

o The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee, as representatives of the shareholders, shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

o Review and approve the independent auditors' engagement letter and audit engagement fees prior to payment. Review significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

o The Committee will review and discuss, at least annually, all significant relationships between the auditors (and their representatives) and the Company that could impair the auditors' independence.

o Review the independent auditors' audit plan, discuss scope, staffing, reliance upon management and general audit approach to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

o Discuss the results of the audit with the independent auditors prior to releasing the year end financial statements. Discuss certain matters required to be communicated to the audit committee in accordance with AICPA SAS 61, as amended.

o Perform such other functions as assigned by law, the Company's charter or by-laws, or the Board.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent accountant. Nor is it the duty of the Audit Committee to conduce investigations to resolve disagreements, if any, between management and the independent accountant, or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY

                          WEBSTER CITY FEDERAL BANCORP
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2002

     The undersigned hereby appoints the official proxy committee consisting of the entire Board of Directors (other than those members of the Board of Directors nominated for election) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Webster City Federal Bancorp that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the offices of Webster City Federal Bancorp, 820 Des Moines Street, Webster City, Iowa, on April 17, 2002, at 1:00 p.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                  VOTE
                                                           FOR  WITHHELD
                                                           ---  --------

1. The election as directors of the nominees listed below  [ ]    [ ]

  Donald I. Newman
  Stephen L. Mourlam
  Kyle R. Swon
  Dr. Leo Moriarty

  To withhold you vote for one or more nominees, write the name of the nominee(s) below

_____________________________

_____________________________

_____________________________

                                                           FOR  AGAINST  ABSTAIN
                                                           ---  -------  -------
2. The ratification of appointment of KPMG LLP as           [ ]    [ ]      [ ]
   auditors for the year ending December 31, 2002.



The Board of Directors recommends a vote "FOR" each of the listed proposals.

________________________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
________________________________________________________________________________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 15, 2002, and audited financial statements.


Dated: _________________, 2002             o      Check Box if You Plan
                                                   to Attend Annual Meeting


-------------------------------            -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------------            -----------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




________________________________________________________________________________
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
________________________________________________________________________________